UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2016

AllianzGI Diversified Income & Convertible Fund

(Exact name of registrant as specified in its charter)

Massachusetts	811-23039	47-3545260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 739-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events

On April 21, 2016, AllianzGI Diversified Income & Convertible Fund (NYSE: ACV) (the “Fund”), a closed-end fund, issued a press release (“Press Release”) announcing the conclusion of a Repurchase Plan (the “Plan”) with respect to the Fund’s common shares that had been implemented for a defined period following the Fund’s initial public offering.  The Plan was implemented, in part, in an attempt to provide additional liquidity in the marketplace for the common shares and to potentially reduce declines in the market price of the common shares in comparison to their net asset value (“NAV”).

The above summary is qualified in its entirety by reference to the Press Release, a copy of which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits

(d)              Exhibit.

Exhibit Number

99.1	Press Release dated April 21, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AllianzGI Diversified Income & Convertible Fund
(Registrant)

Date:	April 21, 2016	/s/ Lawrence G. Altadonna
(Signature)

Name: Lawrence G. Altadonna
Title: Treasurer and Principal Financial and
Accounting Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release dated April 21, 2016.